Exhibit 99.3
GE Dealer Floorplan Master Note Trust
2005-1

Payment Date:	7/20/2005
Collection Period Ended:	6/30/2005
Closing Date:	5/05/2005
Next Payment Date:	8/22/2005
Expected Principal Payment Date:	4/21/2008
Final Maturity Date:	4/20/2010

Note Payment Detail
					Principal	Interest
			Original Face	Beginning	Payment	Payment			Ending
Class	CUSIP	Interest Rate	Value	Class Balance	Amount	Amount	Total		Class Balance

A	36159LAG1	3.30000%	1,190,000,000.00	1,190,000,000.00	0.00	3,272,500.00		3,272,500.00	1,190,000,000.00
B	36159LAH9	3.49000%	37,600,000.00	37,600,000.00	0.00	109,353.33		109,353.33	37,600,000.00
C	36159LAJ5	3.73000%	22,400,000.00	22,400,000.00	0.00	69,626.67		69,626.67	22,400,000.00

TOTALS			1,250,000,000.00	1,250,000,000.00	0.00	3,451,480.00	3,451,480.00		1,250,000,000.00

	Beginning of Month Balance								4,835,635,242.75
	New Volume								1,432,345,111.66
	Principal Collections								1,827,873,921.65
	Defaulted Amount								1,396,242.16

	End of Month Balance								4,438,710,190.60

Overconcentrations
	Dealer Overconcentration								0.00
	Manufacturer Overconcentration								0.00
	Product Line Overconcentration								0.00

				Total		Overconcentration

Collections
	Principal Collections			1,827,873,921.65		0.00			1,827,873,921.65
	Non Principal Collections			35,413,028.85		0.00			35,413,028.85

	Total Collections			1,863,286,950.50		0.00			1,863,286,950.50

Defaults
	Default Amount			1,396,242.16		0.00			1,396,242.16
	Series Allocation Percentage								25.85%
	Investor Default Amount								360,925.22

Charge-offs
	Investor Charge-offs								0.00

Values above include the Note Trust Certificate

GE Dealer Floorplan Master Note Trust
2005-1

Payment Date:	7/20/2005
Collection Period Ended:	6/30/2005
Closing Date:	5/05/2005
Next Payment Date:	8/22/2005
Expected Principal Payment Date:	4/21/2008
Final Maturity Date:	4/20/2010

Allocation of Available Non Principal Collections

Series Allocation Percentage	25.85%
Available Non Principal Collections Allocated to Series		9,154,182.20

Application of Available Non Principal Collections and Available Principal Collections

(a) Available Non Principal Collections Allocated to Series		9,154,182.20

(i) (A) Amount to Indenture Trustee		0.00
(B) Amount to Trustee		0.00
(C) Amount to Administrator		250.00
(D) Amount to Custodian		0.00

(ii) Noteholder Servicing Fee		1,258,954.39
Unpaid Servicer Advances and interest thereon		0.00

(iii) Class A Monthly Interest		3,272,500.00

(iv) Class B Monthly Interest		109,353.33

(v) Class C Monthly Interest		69,626.67

(vi) Investor Default Amount (treated as Available Principal Collections)	360,925.22
Required Deposit to Principal Account		0.00

(vii) Investor Charge-offs	0.00
Reimbursement of Investor Charge-offs	0.00
Unreimbursed Investor Charge-offs	0.00
Reallocation Principal Collections	0.00
Reimbursement of Reallocated Principal Collections	0.00
Unreimbursed Reallocated Principal Collections	0.00
Sum of Unreimbursed Investor Charge-offs and Reallocated Principal Collections		0.00

(viii) Amount Required to be Deposited to the Reserve Account		0.00

GE Dealer Floorplan Master Note Trust
2005-1

Payment Date:	7/20/2005
Collection Period Ended:	6/30/2005
Closing Date:	5/05/2005
Next Payment Date:	8/22/2005
Expected Principal Payment Date:	4/21/2008
Final Maturity Date:	4/20/2010

(ix) Remaining Amounts due to:
Indenture Trustee	0.00
Trustee	0.00
Administrator	0.00
Custodian	0.00

(x) Amounts otherwise required to be Deposited to Principal Account	0.00

Excess Non Principal Collections for Series 2004-1	4,516,659.26
Excess Non Principal Collections for Series 2004-2	4,485,409.26
Excess Non Principal Collections for Series 2005-1	4,443,497.81

Total Excess Non Principal Collections	13,445,566.33

Non Principal Shortfalls for Series 2004-1	0.00
Non Principal Shortfalls for Series 2004-2	0.00
Non Principal Shortfalls for Series 2005-1	0.00

Total Non Principal Shortfalls	0.00

Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2004-1	0.00
Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2004-2	0.00
Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2005-1	0.00

Total Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls	0.00

Released to Transferor	13,445,566.33

(b) Revolving Period
Principal Collections Allocated to Series According to 4.3(b)(ii)(x) of Indenture Supplement	472,500,982.26
Available Principal Collections Treated as Shared Principal Collections Applied According to Section 8.5 of Indenture	472,500,982.26

(c) Controlled Accumulation Period
Principal Collections Allocated to Series According to 4.3(b)(ii)(y) of Indenture Supplement
(i) Monthly Principal Deposited into the Principal Account	0.00
(ii) Monthly Principal Deposited to Distribution Account and paid to:	0.00

Class A	0.00
Class B	0.00
Class C	0.00
(iii) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	0.00

GE Dealer Floorplan Master Note Trust
2005-1

Payment Date:	7/20/2005
Collection Period Ended:	6/30/2005
Closing Date:	5/05/2005
Next Payment Date:	8/22/2005
Expected Principal Payment Date:	4/21/2008
Final Maturity Date:	4/20/2010

Early Amortization Period

Principal Collections Allocated to Series According to 4.3(b)(ii)(z) of Indenture Supplement	0.00

(i) Monthly Principal Deposited into the Principal Account	0.00
(ii) Monthly Principal Deposited to Distribution Account and paid to:

Class A	0.00
Class B	0.00
Class C	0.00
(iii) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	0.00

Shared Principal Collections for Principal Sharing Series
Aggregate Shared Principal Collections for Principal Sharing Series	1,427,048,222.62
Aggregate Principal Shortfall for Principal Sharing Series	0.00

Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2004-1	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2004-2	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2005-1	0.00

Amount Deposited into the Excess Funding Account	0.00

Released to Transferor	1,427,048,222.62

Reserve Account (Series Level Account)
Beginning Reserve Account Amount	39,000,000.00
Required Reserve Account Amount
Required Reserve Account Percentage	3.12%
Note Principal Balance	1,250,000,000.00

Required Reserve Account Amount	39,000,000.00

Reserve Account Deficiency	0.00
Reserve Account Deposits	95,421.15
Reserve Account Withdrawals	95,421.15

Ending Reserve Account Amount	39,000,000.00

GE Dealer Floorplan Master Note Trust
2005-1

Payment Date:	7/20/2005
Collection Period Ended:	6/30/2005
Closing Date:	5/05/2005
Next Payment Date:	8/22/2005
Expected Principal Payment Date:	4/21/2008
Final Maturity Date:	4/20/2010

Non Principal Account (Series Level Account)
Beginning Balance	0.00
Deposits	3,451,480.00
Disbursements	3,451,480.00
Ending Balance	0.00

Principal Account (Series Level Account)
Beginning Balance	0.00
Deposits	0.00
Disbursements	0.00
Ending Balance	0.00

Free Equity Amount

Note Trust Principal Balance	4,835,635,242.75
Aggregate Collateral Amount for all Series of Notes	3,775,252,000.00

Free Equity Amount	1,060,383,242.75

Minimum Free Equity Percentage	5.00%
Outstanding Principal Balance	3,750,000,000.00

Minimum Free Equity Amount	187,500,000.00

Excess Funding Account (Trust Level Account)
Beginning Balance	0.00
Deposits	0.00
Disbursements	0.00
Ending Balance	0.00

Monthly Payment Rate
Current Monthly Payment Rate	37.80%
Prior Monthly Payment Rate	35.64%
Second Prior Monthly Payment Rate	28.74%

3 Month Average Monthly Payment Rate	34.06%

GE Dealer Floorplan Master Note Trust
2005-1

Payment Date:	7/20/2005
Collection Period Ended:	6/30/2005
Closing Date:	5/05/2005
Next Payment Date:	8/22/2005
Expected Principal Payment Date:	4/21/2008
Final Maturity Date:	4/20/2010

Summary of Allocation of Collections

Total Principal Collections	1,827,873,921.65
Principal Collections Allocated to Series 2004-1	477,273,620.18
Principal Collections Allocated to Series 2004-2	477,273,620.18
Principal Collections Allocated to Series 2005-1	472,500,982.26

Principal Collections Not Allocated to Any Series and Released to Transferor	400,825,699.03

Total Non Principal Collections	35,413,028.85
Non Principal Collections Allocated to Series 2004-1	9,246,646.76
Non Principal Collections Allocated to Series 2004-2	9,246,646.76
Non Principal Collections Allocated to Series 2005-1	9,154,182.20

Non Principal Collections Not Allocated to Any Series and Released to Transferor	7,765,553.13